UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2014

ANDES 1 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55238	47-1189613
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4792 Longley Lane

Reno, NV 89502

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(775) 787 3530

(ISSUER TELEPHONE NUMBER)

16192 Coastal Highway

Lewes, DE 19958
_______________________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed by the Registrant on September 26, 2014 to clarify the relationship between Leroy D. Aday and Sallie P. Aday, and to correct the biography of Timothy Berfield.

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant.

On September 22, 2014, the sole officer and director of ANDES 1 Inc. (the “Company”), Richard Chiang, entered into a Share Purchase Agreement (the “SPA”) pursuant to which he entered into an agreement to sell an aggregate of 9,200,000 shares of his shares of the Company’s common stock to Leroy D. Aday at an aggregate purchase price of $30,000. These shares represent 92% of the Company’s issued and outstanding common stock. Effective upon the closing date of the Share Purchase Agreement, September 26, 2014, Richard Chiang executed the agreement and owned 800,000 shares of the Company’s stock and Mr. Aday was the majority stockholder of the Company. A copy of the SPA was attached as exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 30, 2014.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On September 26, 2014, following the execution of the SPA, Mr. Chiang elected Mr. Aday as a Director of the Company. Immediately following the election of Mr. Aday as a Director to the Company’s Board of Directors, Mr. Aday, acting as the sole Director of the Company, accepted the resignation of Richard Chiang as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors. Mr. Chiang’s resignation was in connection with the consummation of the SPA between Mr. Chiang and Mr. Aday and was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Following Mr. Chiang’s resignation, and effective as of the same date, to fill the vacancies created by Richard Chiang’s resignations, acting as the sole member of the Board of Directors, Mr. Aday appointed himself as Chairman of the Board of Directors, President, Chief Executive Officer, and Secretary. Further, the Board of Directors also appointed Sallie P. Aday as Chief Financial Officer, Randy Dickson as Executive Vice President and Timothy Berfield as Chief Technology Officer of the Company. A copy of the resignation letter submitted by Mr. Chiang was attached as exhibit 17.1 to the Company’s Current Report on Form 8-K filed on September 30, 2014.

Biographical Information for Leroy D. Aday

Leroy D. Aday, Age 54, President, Chief Executive Officer, Chairman of the Board of Directors and Secretary

Mr. Aday has more than 30 years experience in business entrepreneurship. He has been involved in many start up business operations in various industries. He began his career in 1980, in the aviation industry as an operations manager at Santa Barbara Aviation, in 1987; he was a flight operations manager at Rockwell International. He was also a flight operations and flight test department personnel at Hughes Aircraft Company. In 1992, he became Vice President at Reno A&E, a manufacturer of high quality control traffic devices. By 1994, he founded Silver State Restorations, an automobile restoration business. He returned to the aviation industry as the President and Founder of Platinum Aviation Group Inc., in 1994, and continued with Integrated Flight Systems Corp. a company that manufactures flight video recording systems for helicopters, as Founder, President and CEO. In 2011, he co-founded Napa Sonoma Trading Company, a wholesale distributor of wine, spirits and beer.

Biographical Information for Sallie P. Aday

Sallie P. Aday, Age 51, Chief Financial Officer

Mrs. Aday began her career in 1985 as a marketing assistant for Detector Systems and co-founded Silver State Restorations, one of the largest classic and antique automobile restoration companies in Nevada, with Leroy D. Aday in 1992. She co-founded Platinum Aviation Group and founded the Helicopter Completions Company in 1994, a interior helicopter design and optional equipment installation firm. In 2001, she was also the co-founder of Integrated Flight Systems Corp, a company that manufactures flight video recording systems for helicopters. In 2011, she co-founded Napa Sonoma Trading Company, a wholesale distributor of wine, spirits and beer.

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Leroy D. Aday and Sallie P. Aday are former husband and wife.

Biographical Information for Randy Dickson

Randy Dickson, Age 64, Executive Vice President

Mr. Dickson began his career in the wine industry with E&J Gallo winery in Modesto, California in 1980 as a field marketing manager overseeing 13 E&J Gallo wholesalers in the Northern California and Nevada markets. In 1986 he worked for Southern Wine & Spirits (SWS) as a general manager. He became a VP director of Marketing for Young’s Market overseeing the wine division, purchasing and pricing in 1993. He was also the President and General Manager for West America Marketing, a wine, beer and spirits marketing company. In 2008, he moved to Arizona and became the state manager for Kendall Jackson Wines. When Kendall Jackson Wines relocated him back to California, he became the Executive Vice President for Napa Sonoma Wines. Mr. Dickson has 34 years experience in the wine, beer, and spirits industry in both the distributor and supplier sides of the business. He is a graduate of California State University, Long Beach with a degree in Criminology.

Biographical Information for Timothy Berfield

Timothy Berfield, Age 43, Chief Technology Officer

Mr. Berfield began his career in technology in 1990 when he worked as a network technician for Phase One, Inc. He then began working for MicroAge Inc. as a network technician and became a Novell Certified Network Engineer in 1993. From 1994 to 1999, he was employed with Information Systems and from 1999 to 2006 he worked for Blitz Media Inc. Then from 2006 to 2010, he began working for Consolidated Merchant Solutions LLC. At present, he works for DLT Inc., and is the President, and Founder of Prodata-Solution Inc. Mr. Berfield has more than 15 years experience building hardware and software systems and has served in roles such as Chief Information Officer, Chief Technology Officer, Network Architect, and software designer. Mr. Berfield currently serves as Chief Technology Officer for DLT, Inc. a real estate marketing company. Mr. Berfield attended the University of Nevada, Las Vegas, and was enrolled in a bachelors of science program, at Master’s Institute.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description	Location
10.1	Share Purchase Agreement between Richard Chiang and Leroy D. Aday dated September 22, 2014	Incorporated by reference from the Company’s Current Report on Form 8-K filed on September 30, 2014.
17.1	Richard Chiang resignation letter dated September 26, 2014	Incorporated by reference from the Company’s Current Report on Form 8-K filed on September 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 1 Inc.

By: /s/ Leroy D. Aday

Name: Leroy D. Aday

Title: President, Chief Executive Officer, Chairman of the Board of Directors and Secretary

Dated: October 20, 2014

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